SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 26, 2004
(Date of Report)

CACI International Inc
(Exact name of registrant as specified in its Charter)

Delaware	0-8401	54-1345899
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1100 N. Glebe Road
Arlington, Virginia 22201
(Address of principal executive offices)(ZIP code)

(703) 841-7800
(Registrant's telephone number, including area code)

ITEM 8.01:    OTHER EVENTS

On August 26, 2004 the Registrant issued a press release commenting on the recently released U.S. Army's Fay Report regarding alleged abuse of detainees at Iraq's Abu Ghraib prison.

A copy of the Registrant's press release is attached as Exhibit 99 to this current report on Form 8-K.

EXHIBITS

Exhibit Number

99	Press Release dated August 26, 2004 commenting on the U.S. Army's Fay Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:

Judith B. Kassel Senior Vice President, Deputy General Counsel and Assistant Secretary